Registration No. 333-



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           ---------------------------

                                   AT&T CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          New York                                        13-4924710
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

                     One AT&T Way
                Bedminster, New Jersey           07921

       (Address of Principal Executive Offices)(Zip Code)


                 AT&T 1996 AMENDED EMPLOYEE STOCK PURCHASE PLAN

                            (Full title of the plan)
                            ------------------------

                              ROBERT S. FEIT, ESQ.
                       VICE PRESIDENT - LAW AND SECRETARY
                                   AT&T CORP.
                                  ONE AT&T WAY
                          BEDMINSTER, NEW JERSEY 07921
                     (Name and Address of Agent for Service)

                                 (908) 221-2000
          (Telephone number, including area code, of agent for service)
                           --------------------------

                         CALCULATION OF REGISTRATION FEE
 ===============================================================================
               +                  + Proposed     +     Proposed    +
               +                  + maximum      +     maximum     +
    Title of   +    Amount        + offering     +    aggregate    + Amount of
 securities to +     to be        +  price       +     offering    +registration
 be registered +   registered     + per share*   +      price*     +    fee
 ===============================================================================
               +                  +              +                 +
               +                  +              +                 +
 AT&T  Common  +                  +              +                 +
 Stock, par    +  2,000,000       +   $16.555    +  $33,110,000    + $2,678.60
 value $1.00   +    shares        +              +                 +
 per share     +                  +              +                 +
 ===============================================================================

     *Estimated solely for the purpose of calculating the registration fee and, pursuant to Rule 457(c) of the Securities Act of 1933, as amended (the "Securities Act"), based upon the average of the high and low sale prices of AT&T Common Stock, par value $1.00 per share, on the New York Stock Exchange on March 24, 2003.

     Pursuant to Rule 416(a) of the Securities Act, this registration statement shall be deemed to cover an indeterminable number of additional shares that may become issuable pursuant to the anti-dilution provisions of the AT&T Amended 1996 Employee Stock Purchase Plan (the "Plan") listed above.

     Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the "Securities Act"), this registration statement shall be deemed to cover an indeterminable number of additional shares that may become issuable pursuant to the anti-dilution provisions of the plans (the "Plans") listed above. In addition, pursuant to Rule 416(c) of the Securities Act, this registration statement shall be deemed to register an indeterminate amount of interests to be offered or sold pursuant to the Plans.

         STATEMENT WITH RESPECT TO REGISTRATION OF ADDITIONAL SECURITIES


     AT&T Corp. ("AT&T") has heretofore filed on July 29, 1994, a registration statement on Form S-8, as amended by Post-Effective Amendment No. 1 thereto dated April 30, 1996, File No. 33-54797 (the "Earlier Registration Statement") which registered 25,000,000 shares (7,500,000 as adjusted for the splits referenced below) of AT&T Common Stock (the "Common Stock") to be offered under the Plan. In April 1999, there was a three-for-two split of the Common Stock and in November 2002 there was a one-for-five reverse split of the Common Stock. Pursuant to General Instruction E to Form S-8, AT&T hereby incorporates by reference the contents of the Earlier Registration Statement.

                             ADDITIONAL INFORMATION

PART II, Item 5. Interests of Named Experts and Counsel.

     As of March 1, 2003 Robert S. Feit, Vice President - Law and Corporate Secretary of AT&T, owned 1246 shares of AT&T common stock (including restricted shares) and had options to purchase additional shares AT&T common stock. Mr. Feit is currently a participant under the Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Bedminster, New Jersey, on the 31st day of March, 2003.

                             AT&T CORP.

                             By:  /s/     Robert S. Feit
                                  ---------------------------
                                  Name:   Robert S. Feit
                                  Title:  Vice President - Law and Secretary


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the date indicated.

            SIGNATURE
    PRINCIPAL EXECUTIVE OFFICER:          CAPACITY

    David W. Dorman*                      Chairman and Chief Executive Officer

    PRINCIPAL FINANCIAL OFFICER:

    Thomas W. Horton*                     Senior Executive Vice President
                                            and Chief Financial Officer

    PRINCIPAL ACCOUNTING OFFICER:

    Nicholas S. Cyprus*                   Vice President and Controller

    DIRECTORS
    David W. Dorman*
    Kenneth T. Derr*
    M. Kathryn Eickhoff*
    Frank C. Herringer*
    Amos B. Hostetter, Jr.*
    Shirley A. Jackson*
    Donald F. McHenry*
    Tony L. White*

    * By:  /s/ Robert S. Feit
           ------------------------
               Robert S. Feit
               (Attorney-In-Fact)


    March 31, 2003



Pursuant to the requirements of the Securities Act of 1933, the persons who administer the Plan have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in State of New Jersey on the 31st day of March 2003.

                             AT&T AMENDED 1996 EMPLOYEE STOCK PURCHASE PLAN



                             By: /s/     Daniel P. Feldman
                                 ----------------------------
                                 Name:   Daniel P. Feldman
                                 Title:  Administrator





                                  EXHIBIT INDEX

EXHIBIT
NUMBER                            EXHIBIT DESCRIPTION

5 Opinion of Robert S. Feit, Vice President - Law and Corporate Secretary of the registrant, as to the legality of the securities to be issued

23.1    Consent of PricewaterhouseCoopers LLP

23.2    Consent of PricewaterhouseCoopers LLP

23.3    Consent of KPMG LLP

23.4    Consent of KPMG LLP

23.5    Consent of KPMG LLP

23.6 Consent of Robert S. Feit is contained in the opinion of counsel filed as Exhibit 5

24.1    Powers of Attorney

Exhibit 5

                                  One AT&T Way
                          Bedminster, New Jersey 07921


March 31, 2003
AT&T Corp.
One AT&T Way
Bedminster, New Jersey 07921


Dear Sirs:

     With reference to the registration statement on Form S-8 which AT&T Corp. (the "Company") proposes to file with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, registering 2,000,000 shares of AT&T Common Stock (par value $1 per share) (the "Shares") which may be offered and sold by the Company under the AT&T Amended 1996 Employee Stock Purchase Plan (the "Plan"), which Shares, under the terms of the Plan may be authorized and unissued shares or treasury shares, I am of the opinion that:

     1. the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York;

     2. all proper corporate proceedings have been taken so that any Shares to be offered and sold which are newly issued have been duly authorized and, upon sale and payment therefor in accordance with the Plan and the resolutions of the Board of Directors relating to the offering and sale of common shares thereunder, will be legally issued, fully paid and nonassessable.

     I hereby consent to the filing of this opinion with the SEC in connection with the registration statement referred to above.

                             Very truly yours,

                             /s/  Robert S. Feit
                             -----------------------
                                  Robert S. Feit

Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 2003, except for Note 20, as to which the date is February 28, 2003, relating to the consolidated financial statements which appear in AT&T Corp.'s Annual Report on Form 10-K for the year ended December 31, 2002. We also consent to the incorporation by reference of our report dated January 23, 2003 relating to the consolidated financial statement schedule, which appears in AT&T Corp.'s Annual Report on Form 10-K for the year ended December 31, 2002.






PricewaterhouseCoopers LLP
New York, New York
March 28, 2003

Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement on Form S-8 of our report dated May 1, 2002, relating to the consolidated financial statements of Concert B.V., and it's subsidiaries, which appear in AT&T Corp.'s Annual Report on Form 10-K for the year ended December 31, 2002.





PricewaterhouseCoopers LLP
McLean, Virginia
March 28, 2003

Exhibit 23.3


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
AT&T Canada Inc.

We consent to the incorporation by reference in the registration statement on Form S-8 of AT&T Corp. of our report to the Board of Directors dated January 31, 2003, except as to notes 1, 8 and 25, which are as of February 25, 2003, relating to the consolidated balance sheet of AT&T Canada Inc. ("the Company") as of December 31, 2001, and the related consolidated statements of operations and deficit and cash flows for the year then ended, which appears as an exhibit to the AT&T Corp. 2002 Annual Report on Form 10-K

Our report contains Comments by the Auditors for U.S. Readers on Canada - U.S. Reporting Differences which states that in the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern such as those described in note 1 to the consolidated financial statements. Our report to the Board of Directors is expressed in accordance with Canadian reporting standards, which do not permit a reference to such conditions and events in the auditors' report when these are adequately disclosed in the financial statements.

In addition, in the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when there is a change in accounting principles that has a material effect on the comparability of the Company's financial statements, such as the change described in note 2(e) to the consolidated financial statements. Our report to the Board of Directors is expressed in accordance with Canadian reporting standards, which do not require a reference to such a change in accounting principles in the auditors' report when the change is properly accounted for and adequately disclosed in the financial statements.


KPMG LLP


Toronto, Canada
March 26, 2003

Exhibit 23.4

                          Independent Auditors' Consent


The Board of Directors
AT&T Corp.:

We consent to the incorporation by reference in the registration statement on Form S-8, relating to the AT&T 1996 Amended Employee Stock Purchase Plan, of our report, dated February 26, 2001, with respect to the combined statements of operations and comprehensive earnings, attributed net assets, and cash flows, of Liberty Media Group for the year ended December 31, 2000, which report appears in the 2002 annual report on Form 10-K of AT&T Corp.



                             KPMG LLP


Denver, Colorado
March 26, 2003

Exhibit 23.5

                          Independent Auditors' Consent


The Board of Directors
AT&T Corp.:

We consent to the incorporation by reference in the registration statement on Form S-8, relating to the AT&T 1996 Amended Employee Stock Purchase Plan, of our report, dated March 8, 2002, with respect to the consolidated balance sheets of Liberty Media Corporation and subsidiaries ("New Liberty" or "Successor") as of December 31, 2001 and 2000, and the related consolidated statements of operations, comprehensive earnings, stockholders' equity, and cash flows for the years ended December 31, 2001 and 2000 and the period from March 1, 1999 to December 31, 1999 (Successor periods) and from January 1, 1999 to February 28, 1999 (Predecessor period), which report appears in the 2002 annual report on Form 10-K of AT&T Corp.

As discussed in notes 3 and 8 to the aforementioned consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities in 2001.

As discussed in note 1 to the aforementioned consolidated financial statements, effective March 9, 1999, AT&T Corp., the former parent company of New Liberty, acquired Tele-Communications, Inc., the former parent company of Liberty Media Corporation, in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.



                             KPMG LLP


Denver, Colorado
March 26, 2003

Exhibit 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or statements on Form S-8 with respect to up to an additional 2 million shares of AT&T Common Stock to be offered under the Company's Amended 1996 Employee Stock Purchase Plan, as further amended; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. S. FEIT and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements and amendments to existing registration statements with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 2003.



                             /s/  Kenneth T. Derr
                             ------------------------
                                  Kenneth T. Derr
                                  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or statements on Form S-8 with respect to up to an additional 2 million shares of AT&T Common Stock to be offered under the Company's Amended 1996 Employee Stock Purchase Plan, as further amended; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. S. FEIT and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file any such registration statements and amendments to existing registration statements with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 2003.



                             /s/  David W. Dorman
                             -------------------------
                                  David W. Dorman
                                  Chairman of the Board and Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or statements on Form S-8 with respect to up to an additional 2 million shares of AT&T Common Stock to be offered under the Company's Amended 1996 Employee Stock Purchase Plan, as further amended; and

     WHEREAS, the undersigned is a director of the Company, as indicated below her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. S. FEIT and E. M. DWYER, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file any such registration statements and amendments to existing registration statements with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 2003.



                             /s/  M. Kathryn Eickhoff
                             ---------------------------
                                  M. Kathryn Eickhoff
                                  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or statements on Form S-8 with respect to up to an additional 2 million shares of AT&T Common Stock to be offered under the Company's Amended 1996 Employee Stock Purchase Plan, as further amended; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. S. FEIT and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements and amendments to existing registration statements with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 2003.



                             /s/  Frank C. Herringer
                             -----------------------------
                                  Frank C. Herringer
                                  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or statements on Form S-8 with respect to up to an additional 2 million shares of AT&T Common Stock to be offered under the Company's Amended 1996 Employee Stock Purchase Plan, as further amended; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. S. FEIT and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements and amendments to existing registration statements with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 2003.



                             /s/  Amos B. Hostetter, Jr.
                             ------------------------------
                                  Amos B. Hostetter, Jr.
                                  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or statements on Form S-8 with respect to up to an additional 2 million shares of AT&T Common Stock to be offered under the Company's Amended 1996 Employee Stock Purchase Plan, as further amended; and

     WHEREAS, the undersigned is a director of the Company, as indicated below her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. S. FEIT and E. M. DWYER, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file any such registration statements and amendments to existing registration statements with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 2003.



                             /s/  Shirley Ann Jackson
                             ----------------------------
                                  Shirley Ann Jackson
                                  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or statements on Form S-8 with respect to up to an additional 2 million shares of AT&T Common Stock to be offered under the Company's Amended 1996 Employee Stock Purchase Plan, as further amended; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. S. FEIT and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements and amendments to existing registration statements with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 2003.



                             /s/  Jon C. Madonna
                             ---------------------------
                                  Jon C. Madonna
                                  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or statements on Form S-8 with respect to up to an additional 2 million shares of AT&T Common Stock to be offered under the Company's Amended 1996 Employee Stock Purchase Plan, as further amended; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. S. FEIT and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements and amendments to existing registration statements with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 2003.



                             /s/  Donald F. McHenry
                             --------------------------
                                  Donald F. McHenry
                                  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or statements on Form S-8 with respect to up to an additional 2 million shares of AT&T Common Stock to be offered under the Company's Amended 1996 Employee Stock Purchase Plan, as further amended; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. S. FEIT and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements and amendments to existing registration statements with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 2003.



                             /s/  Tony L. White
                             -----------------------
                                  Tony L. White
                                  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or statements with respect to up to an additional 2 million shares of AT&T Common Stock to be offered under the Company's Amended 1996 Employee Stock Purchase Plan, as further amended; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. S. FEIT and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file any such registration statements and amendments to existing registration statements with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of March, 2003.



                             /s/  Thomas W Horton
                             ---------------------------
                                  Thomas W. Horton
                                  Senior Executive Vice President and Chief
                                    Financial Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or statements with respect to up to an additional 2 million shares of AT&T Common Stock to be offered under the Company's Amended 1996 Employee Stock Purchase Plan, as further amended; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. S. FEIT and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements and amendments to existing registration statements with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of March, 2003.



                             /s/  Nicholas S. Cyprus
                             -----------------------------
                                  Nicholas S. Cyprus
                                  Vice President and Controller